CANTOR SELECT PORTFOLIOS TRUST

CANTOR FITZGERALD HIGH INCOME FUND

(Class A Shares: ATPAX)

(Institutional Class Shares: ATPYX)

(Class R6 Shares: ATPRX)

Supplement dated October 1, 2025

to the Prospectus and Statement of Additional Information

dated May 1, 2025

The Board of Trustees of the Cantor Select Portfolios Trust (the “Trust”) has approved the reduction in the expense caps under the current Expense Limitation Agreement for the Cantor Fitzgerald High Income Fund through January 31, 2027. Effective October 1, 2025, the reference to the expense limitation agreement on page 26 of the Prospectus and on page 37 of SAI are replaced with the following:

Expense Limitation Agreement. In the interest of limiting expenses of a Fund, the Advisor has entered into an Expense Limitation Agreement with the Trust, pursuant to which the Advisor has agreed to waive or reduce its management fees and to assume other expenses of a Fund in an amount that limits the Total Annual Operating Expenses of the Fund (exclusive of (i) brokerage fees and commissions; (ii) acquired fund fees and expenses; (iii) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses); (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Advisor) but inclusive of organizational costs and offering costs) to the limits set forth below. This contractual arrangement is in effect through the dates set forth below, unless terminated by the Board of Trustees of the Fund (the “Board” or the “Trustees”) for any reason and at any time.

Fund	Expense Cap	Expiration
High Income Fund	1.00% Class A 0.80% Institutional Class 0.80% Class R6	January 31, 2027
Equity Opportunity Fund	1.50% Class A 1.25% Institutional Class 1.18% Class R6	January 31, 2026

The Advisor may recoup investment advisory fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed the lesser of (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

Please retain this Supplement for future reference.